UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 18, 2023

Aeva Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39204	84-3080757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Ellis Street
Mountain View, California 94043
(650) 481-7070
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	AEVA	New York Stock Exchange LLC
Warrants to purchase one share of common stock	AEVA.WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On December 18, 2023, Aeva Technologies, Inc. (the "Company") held its 2023 Annual Meeting of Stockholders. At the meeting, the Company's stockholders voted on the following proposals:

1. Elect the Class II directors named in the Company’s Proxy Statement to hold office until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3. Approve an amendment to the Company’s Certificate of Incorporation to provide the Board of Directors with the right to decide at its discretion to effect a reverse stock split; and

4. Approve certain securities issuances for the purpose of complying with New York Stock Exchange rules.

(b) The Class II nominees to the Board of Directors of the Company were elected at the meeting; proposals 2, 3 and 4 received the affirmative votes required for approval.

The number of shares voted for, against and withheld, as well as the number of broker non-votes and abstentions, as the case may be, as to each proposal were as follows:

Proposal 1 - Election of the Class II nominees named in the Proxy Statement to the Company’s Board of Directors

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
Hrach Simonian	133,006,125	13,869,432	0
Stephen Zadesky	142,197,442	4,678,115	0

Proposal 2 - Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2023

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
146,597,992	232,472	45,093	0

Proposal 3 - Approval of an amendment to the Company’s Certificate of Incorporation to provide the Board of Directors with the right to decide at its discretion to effect a reverse stock split

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
145,185,373	1,624,097	66,087	0

Proposal 4 - Approval of certain securities issuances for the purpose of complying with New York Stock Exchange rules

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
142,812,711	3,848,687	214,159	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2023

Aeva Technologies, Inc.

By: /s/ Saurabh Sinha
Name: Saurabh Sinha
Title: Chief Financial Officer